24 August 2007

Ron Carter
President and CEO
Revolutionary Concepts, Inc
2622 Ashby Woods
Matthews, NC 28105

Dear Ron,

We are pleased to submit this engagement proposal for JDSL Consulting Group ("JDSLCG", "we") to assist in its research and understanding of the components and methods in the application for continuation as well as continued product research of Revolutionary Concepts, Inc (RCI,or "you") . The research is designed to assist in the application process for continuation of RCI (DVMS) products.

During the course of the research JDSLCG may identify opportunities for action and accordingly will inform you and recommend appropriate action.

Timing
We are prepared to start this engagement at your convenience after the approval of this engagement letter. It is our intention to have this engagement completed by or before 24 October 2007. The mutually agreed project objectives will determine the project timeline. JDSLCG will meet with the Client after approval of this engagement to identify a mutually beneficial timetable to commence and conclude the project

Fees
The fees for services as described above will be as referenced in Exhibit B. This is based on the assumption that JDSLCG will receive the needed information and assistance from Revolutionary Concepts Inc., its Partners, and/or its representatives. In the event we believe an additional fee is required as a result of a significant change in facts or circumstances, or the failure of RCI to meet any of these request or for any other reason we will inform you promptly.

We look forward to working with you in connection with this engagement. If these terms are acceptable to you, please sign the attached confirmation and return the original to us. Please retain a copy for your files.

Regards,

JDSL Consulting Group, LLC
Attachment: Confirmation of Terms of Engagement

Confirmation of Terms of Agreement

We agree to engage JDSL Consulting Group, LLC pursuant to the terms of the funding proposal.

Accepted: Revolutionary Concepts Inc

Signature: [signature]

Date: 10-30-07
Name & Title: Ron Carter, President, Principal

1319 Summit Greenway Charlotte, North Carolina 28208 jdslcg@earthlink.net

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (THE "AGREEMENT") IS DATED AS OF 24 AUGUST 2007 (THE "EFFECTIVE DATE"), AND IS MADE BY AND BETWEEN JDSL CONSULTING GROUP LLC ("JDSLCG"), AND REVOLUTIONARY CONCEPTS INC. OF NORTH AMERICA, INC., A NEVADA CORPORATION ("CLIENT") WITH RESPECT TO CERTAIN SERVICES PROVIDED BY JDSLCG AS DESCRIBED HEREIN. THE PARTIES HEREBY AGREE TO THE FOLLOWING TERMS AND CONDITIONS IN CONNECTION WITH SUCH SERVICES.

1. <u>CONSULTING SERVICES</u>. JDSLCG AGREES TO ASSIST THE CLIENT IN CONNECTION WITH ITS RESEARCH AND UNDERSTANDING OF THE COMPONENTS AND METHODS IN THE APPLICATION FOR CONTINUATION AS WELL AS CONTINUED PRODUCT RESEARCH, AS MORE FULLY DESCRIBED IN EXHIBIT A (THE "PROJECT"). IN THE EVENT THE CLIENT REQUESTS ADDITIONAL SERVICES RELATED TO THE PROJECT, THE SCOPE OF SUCH ADDITIONAL SERVICES SHALL BE AS AGREED BY THE PARTIES AND SHALL BE GOVERNED BY THIS AGREEMENT.

2. <u>COMPENSATION</u>. THE PARTIES AGREE THAT JDSLCG WILL BE COMPENSATED BY CLIENT FOR ITS PROFESSIONAL FEES IN CONNECTION WITH THE PROJECT AS PROVIDED ON EXHIBIT B. IN ADDITION, CLIENT WILL REIMBURSE JDSLCG FOR OUT-OF-POCKET EXPENSES INCURRED SUCH AS ADMINISTRATIVE SUPPORT AND REPORT REPRODUCTION AS PROVIDED IN EXHIBIT B. COMPENSATION FOR ANY ADDITIONAL SERVICES PROVIDED BY JDSLCG RELATING TO THE PROJECT SHALL BE AS AGREED BY THE PARTIES.

3. <u>TERM OF SERVICES</u>. JDSLCG'S SERVICES IN CONNECTION WITH THE PROJECT SHALL BEGIN UPON APPROVAL OF THIS CONSULTING AGREEMENT BY THE CLIENT AND IS EXPECTED TO BE COMPLETED AS AGREED UPON BY THE PARTIES INVOLVED APPROXIMATELY BY 31 DECEMBER 2007. THIS AGREEMENT SHALL GOVERN ALL SERVICES PROVIDED BY JDSLCG IN CONNECTION WITH THE PROJECT AND ANY ADDITIONAL SERVICES RELATED TO THE PROJECT AS AGREED BY THE PARTIES. EITHER PARTY MAY TERMINATE THE PROJECT BY GIVING TEN (10) DAYS' PRIOR WRITTEN NOTICE TO THE OTHER. IN THE EVENT OF ANY SUCH TERMINATION, JDSLCG SHALL BE COMPENSATED PRO RATA FOR PROFESSIONAL FEES AND EXPENSES INCURRED WITH RESPECT TO SERVICES PERFORMED THROUGH THE EFFECTIVE DATE OF TERMINATION, BUT WILL NOT BE ENTITLED TO ANY ADDITIONAL COMPENSATION.

4. <u>CONFIDENTIALITY</u>. JDSLCG RECOGNIZES THAT CERTAIN CONFIDENTIAL INFORMATION CONCERNING THE CLIENT WILL BE FURNISHED BY THE CLIENT TO JDSLCG IN CONNECTION WITH THE PROJECT ("CONFIDENTIAL INFORMATION").

JDSLCG AGREES THAT IT WILL DISCLOSE CONFIDENTIAL INFORMATION ONLY TO THOSE OF ITS DIRECTORS, OFFICERS, EMPLOYEES, ADVISORS OR AGENTS WHO HAVE A NEED TO KNOW SUCH INFORMATION, OR TO ADVISORS TO THE CLIENT. CONFIDENTIAL INFORMATION SHALL NOT INCLUDE INFORMATION THAT (I) IS IN THE POSSESSION OF JDSLCG PRIOR TO ITS RECEIPT OF SUCH INFORMATION FROM THE CLIENT, (II) IS OR BECOMES PUBLICLY AVAILABLE OTHER THAN AS A RESULT OF A BREACH OF THIS

AGREEMENT BY JDSLCG, OR (III) IS OR CAN BE INDEPENDENTLY ACQUIRED OR DEVELOPED BY JDSLCG WITHOUT VIOLATING ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

THE CLIENT RECOGNIZES AND CONFIRMS THAT JDSLCG (A) WILL USE AND RELY PRIMARILY ON THE CONFIDENTIAL INFORMATION AND ON INFORMATION AVAILABLE FROM PUBLIC SOURCES IN PERFORMING THE SERVICES CONTEMPLATED BY THIS AGREEMENT WITHOUT HAVING INDEPENDENTLY VERIFIED THE SAME, AND (B) DOES NOT ASSUME RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF THE CONFIDENTIAL INFORMATION OR SUCH OTHER PUBLICLY AVAILABLE INFORMATION.

IN THE EVENT THAT JDSLCG RECEIVES A REQUEST TO DISCLOSE ALL OR ANY PART OF ANY CONFIDENTIAL INFORMATION UNDER THE TERMS OF A VALID AND EFFECTIVE SUBPOENA OR ORDER ISSUED BY A COURT OF COMPETENT JURISDICTION, JUDICIAL OR ADMINISTRATIVE AGENCY OR BY A LEGISLATIVE BODY OR COMMITTEE, SUCH DISCLOSURE BY JDSLCG SHALL NOT CONSTITUTE A VIOLATION OF THIS AGREEMENT PROVIDED THAT JDSLCG (A) PROMPTLY NOTIFIES CLIENT OF THE EXISTENCE, TERMS AND CIRCUMSTANCES SURROUNDING SUCH REQUEST, (B) CONSULTS WITH CLIENT ON THE ADVISABILITY OF TAKING AVAILABLE LEGAL STEPS TO RESIST OR NARROW SUCH REQUEST, AND (C) IF DISCLOSURE OF SUCH CONFIDENTIAL INFORMATION IS REQUIRED OR DEEMED ADVISABLE, EXERCISES ITS BEST EFFORTS TO OBTAIN AN ORDER OR OTHER RELIABLE ASSURANCE THAT CONFIDENTIAL TREATMENT WILL BE ACCORDED TO SUCH PORTION OF THE CONFIDENTIAL INFORMATION TO BE DISCLOSED WHICH CLIENT DESIGNATES.

5. **<u>USE OF JDSLCG NAME AND WORK PRODUCTS</u>**. IN CONNECTION WITH THE PROJECT, JDSLCG MAY FURNISH THE CLIENT WITH REPORTS, ANALYSES OR OTHER SUCH MATERIALS (THE "MATERIALS"). THE CLIENT UNDERSTANDS AND AGREES THAT ANY SUCH MATERIALS WILL BE FURNISHED SOLELY FOR ~~ITS~~ BCI'S INTERNAL USE~~, AND MAY NOT BE FURNISHED IN WHOLE OR IN PART TO ANY OTHER PERSON OTHER THAN ITS DIRECTORS, OFFICERS AND EMPLOYEES WITHOUT THE PRIOR WRITTEN CONSENT OF JDSLCG~~. RC

6. **<u>INDEPENDENT CONTRACTOR</u>**. THE PARTIES AGREE THAT JDSLCG IS AN INDEPENDENT CONTRACTOR TO CLIENT AND WILL NOT BE DEEMED AN EMPLOYEE OF CLIENT FOR ANY PURPOSE WHATSOEVER. WITHOUT LIMITING THE FOREGOING, ALL INCOME TAXES ARISING FROM OR IN CONNECTION WITH PROFESSIONAL FEES PAID BY CLIENT TO JDSLCG FOR THE SERVICES PROVIDED UNDER THIS AGREEMENT SHALL BE BORNE BY JDSLCG. NEITHER PARTY NOR SUCH PARTY'S DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, SHALL BIND OR MAKE ANY COMMITMENT ON BEHALF OF THE OTHER PARTY.

7. **<u>SURVIVAL AND SUCCESSION</u>**. THIS AGREEMENT SHALL SURVIVE THE COMPLETION OR TERMINATION OF THE PROJECT AND ANY RELATED SERVICES PROVIDED BY JDSLCG. FURTHER, THIS AGREEMENT, IN ITS ENTIRETY, SHALL INURE TO THE BENEFIT OF AND BE BINDING ON THE SUCCESSORS AND ASSIGNS OF THE CLIENT AND JDSLCG.

EXHIBIT A

SUMMARY OF SERVICES

THE SCOPE OF JDSLCG'S SERVICES SHALL BE AS DESCRIBED IN JDSLCG'S LETTER OF PROPOSAL TO THE CLIENT DATED 24 AUGUST 2007, ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE, SUBJECT TO ANY CHANGES AS MUTUALLY AGREED BY THE PARTIES.

EXHIBIT B

PROFESSIONAL FEES AND EXPENSES

JDSLCG'S PROFESSIONAL FEES FOR THE PROJECT SHALL BE $100,000, 40% OF WHICH SHALL BE PAID BY THE CLIENT IN CASH AND 60% OF WHICH SHALL ACCRUE AND BE PAID IN RESTRICTED COMMON STOCK OF REVOLUTIONARY CONCEPTS OF NORTH AMERICA, INC., ("RCI") AS DESCRIBED FURTHER BELOW. THE CASH AND EQUITY PORTIONS OF THE PROFESSIONAL FEES SHALL BE EARNED ON A WEEKLY BASIS; THE CASH PORTIONS SHALL BE BILLED AND PAID MONTHLY (*OR AS AGREED UPON*) AND THE EQUITY SHALL BE ISSUED AS DESCRIBED BELOW. IN ADDITION, THE CLIENT AGREES TO REIMBURSE JDSLCG IN CASH ON A MONTHLY BASIS FOR EXPENSES INCURRED IN CONNECTION WITH THE PROJECT (IF APPLICABLE).

- THE CLIENT SHALL ISSUE THE COMMON STOCK PAYABLE TO JDSLCG HEREUNDER IN 2 TRANSACTIONS AS FOLLOWS: ON 10/31/07 THE CLIENT SHALL ISSUE ALL EQUITY EARNED (IF APPLICABLE) BY JDSLCG PRIOR TO SUCH DATE, AND ON 12/31/07 THE CLIENT SHALL ISSUE TO JDSLCG ALL EQUITY EARNED AFTER 10/31/07, UNLESS OTHERWISE AGREED BY THE PARTIES.

- THE SHARES SHALL BE ISSUED TO AND HELD IN THE NAME OF JDSL CONSULTING GROUP, LLC.

JDSLCG RESERVES THE RIGHT TO CHARGE THE CLIENT INTEREST ON ANY PAST DUE MONTHLY BALANCES AT A RATE OF 2.5% PER MONTH OR PART THEREOF .

DISCUSSION POINTS FOR WORKING MEETING

- REAL ESTATE APPLICATION:
  - BUILDER
  - CONTRACTOR
  - REAL ESTATE AGENT
  - HOME BUYER
- PANIC BUTTON APPLICATION
  - COMMERCIAL
  - EDUCATION
  - SECURITY
- EDUCATION APPLICATION
  - STUDENTS/TEACHERS
  - ONLINE
  - SECURITY
- SENIOR LIVING APPLICATION
  - HEALTH
  - EDUCATION
  - SECURITY
- SIMPLIFY WITH FUTURE TECHNOLOGY
  - COMPONENTS AND SUBCOMPONENTS
  - METHODOLOGY

- REAL ESTATE APPLICATION:
  - BUILDER
  - CONTRACTOR
  - REAL ESTATE AGENT
  - HOME BUYER